Exhibit 10.2

ASSIGNMENT AND ASSUMPTION AGREEMENT

(Contura Coal Mining Lease Assignment)

This Assignment and Assumption Agreement (this “Agreement”) is made and entered into effective as of July 1, 2025 (the “Effective Date”), by and between APPLEATCHA LAND LLC, a Delaware limited liability company (“Assignor”) and RANGE SKY VIEW LAND LLC, an Ohio limited liability company (“Assignee”, and together with Assignor, collectively, the “Parties” and each a “Party”).

WHEREAS, Assignor and Assignee and certain other parties signatory thereto have entered into a certain Purchase and Sale Agreement, dated as of March 31, 2025 (as such agreement may be amended, modified and/or supplemented in accordance with its terms, the “Purchase Agreement”), pursuant to which, among other things, Assignor has agreed to assign all of its rights, title and interests in, and Assignee has agreed to assume all of Assignor duties and obligations under, that certain then-proposed Coal Mining Lease, made and entered into effective July 1, 2025, by and between Assignor and Contura CAPP Land, LLC (the “Lease”).

NOW, THEREFORE, in consideration of the mutual covenants, terms, and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Definitions. All capitalized terms used in this Agreement but not otherwise defined herein are given the meanings set forth in the Purchase Agreement.

2. Assignment and Assumption of the Lease. Assignor hereby sells, transfers, assigns, and conveys to Assignee all of Assignor’s right, title and interest in and to the Lease. Assignee hereby accepts such assignment and assumes all of Assignor’s performance obligations that accrue or arise under the Lease.

3. Terms of the Purchase Agreement. This Agreement is subject to all the terms, conditions and limitations set forth in the Purchase Agreement, all of which are incorporated herein by reference. Nothing contained herein will be deemed to alter, modify, expand or diminish the terms of the Purchase Agreement, or modify or waive any rights or obligations of the Parties thereunder. In the event of any conflict or inconsistency between the terms of the Purchase Agreement and the terms of this Agreement, the terms of the Purchase Agreement shall prevail.

4. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Ohio without giving effect to any choice or conflict of law provision or rule (whether of the State of Ohio or any other jurisdiction).

5. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. Execution and delivery of this Agreement by exchange of electronic copies delivered via electronic mail (including PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other similar transmission method bearing the signature of a Party shall constitute a valid and binding execution and delivery of this Agreement by such Party. Such electronic copies shall constitute legally enforceable original documents.

6. Further Assurances. Each Party shall execute and deliver, at the reasonable request of the other Party, such additional documents, instruments, conveyances and assurances and take such further actions as such other Party may reasonably request to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

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IN WITNESS WHEREOF, the Parties have executed this Agreement to be effective as of the Effective Date.

ASSIGNOR:

APPLEATCHA LAND LLC,
a Delaware limited liability company

By:
Name:	Joseph E. LoConti
Title:	Manager

STATE OF OHIO

COUNTY OF CUYAHOGA

I, ___________________________, a Notary Public in and for the State and County aforesaid, do hereby certify that Joseph E. LoConti, a Manager of AppleAtcha Land, LLC, a Delaware limited liability company, whose name as such is signed to the writing hereto annexed, has this day before me, in my said County, acknowledged the said writing on behalf of said company.

Given under my hand and notarial seal this 1st day of July, 2025.

My commission expires: _____________________.

Notary Public

Signature Page to Assignment and Assumption Agreement (Lease Assignment)

ASSIGNEE:

RANGE SKY VIEW LAND LLC,
an Ohio limited liability company

By:
Name:	Michael Cavanaugh
Title:	Chief Executive Officer

STATE OF OHIO

COUNTY OF CUYAHOGA

I, ___________________________, a Notary Public in and for the State and County aforesaid, do hereby certify that Michael Cavanaugh, Chief Executive Officer of Range Sky View Land, LLC, an Ohio limited liability company, whose name as such is signed to the writing hereto annexed, has this day before me, in my said County, acknowledged the said writing on behalf of said company.

Given under my hand and notarial seal this 1st day of July, 2025.

My commission expires: _____________________.

Notary Public

Signature Page to Assignment and Assumption Agreement (Lease Assignment)